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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-18631.





                                        ARTHUR ANDERSEN LLP



Tulsa, Oklahoma
March 12, 1997